UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. __)

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[ ]    Preliminary Information Statement
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[x]    Definitive Information Statement
PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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PRINCIPAL FUNDS, INC. – DIVERSIFIED INCOME FUND
711 High Street
Des Moines, Iowa 50392
IMPORTANT NOTICE REGARDING THE
INTERNET AVAILABILITY OF INFORMATION STATEMENT
May 25, 2022
As a shareholder of the Diversified Income Fund (the "Fund"), a series of Principal Funds, Inc. ("PFI"), you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the appointment of a sub-advisor to manage a portion of the Fund's assets. This notice presents an overview of the Information Statement that is available to you on the internet or, upon request, by mail. We encourage you to access and review all of the information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action in connection with the changes.
The Information Statement details the execution of a new sub-advisory agreement. At a meeting of the PFI Board of Directors (the "Board") held on March 14-15, 2022, the Board approved a new sub-advisory agreement to appoint PineBridge Investments LLC ("PineBridge") as sub-advisor to manage a portion of the Fund's assets. Effective April 7, 2022, PineBridge signed the new sub-advisory agreement to manage a portion of the Fund's assets, along with the Fund's investment advisor, Principal Global Investors, LLC (the "Advisor"), and current sub-advisors, MetLife Investment Management, LLC, Nuveen Asset Management LLC, Polen Capital Credit, LLC, Post Advisory Group, LLC, Principal Real Estate Investors, LLC, and Spectrum Asset Management, Inc.
The Advisor and PFI have received an exemptive order (the "Manager of Managers Order") from the United States Securities and Exchange Commission that permits the Advisor and PFI, subject to certain conditions including approval by the Board, to enter into and materially amend agreements with certain sub‑advisors. Approval by the Fund's shareholders is not required, but the Manager of Managers Order requires that an Information Statement be made available to the Fund's shareholders.
By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund's website at https://www.principalglobal.com/documentdownload/177362.
The Information Statement will be available on the website until at least October 7, 2022. You may request a paper copy of the Information Statement, free of charge, by contacting the Fund in writing at Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971, by calling 1 (800) 222-5852, or by visiting www.principalfunds.com.
Only one copy of this notice may be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971 or call 1 (800) 222-5852. Shareholders wishing to receive separate copies of the Fund's notices in the future, and shareholders sharing an address who wish to receive a single copy if they currently are receiving multiple copies, should also contact the Fund.
If you want to receive a paper copy of the Information Statement, you must request one.
There is no charge to obtain a copy.

PRINCIPAL FUNDS, INC. – DIVERSIFIED INCOME FUND
711 High Street
Des Moines, Iowa 50392
INFORMATION STATEMENT
May 25, 2022
This Information Statement is provided in connection with the addition of a new sub-advisor with respect to the Principal Funds, Inc. (“PFI”) Diversified Income Fund (the “Fund”). PineBridge Investments LLC ("PineBridge") entered into a new sub-advisory agreement with Principal Global Investors, LLC (the "Advisor"), the investment advisor to the Fund, effective April 7, 2022.
Under an order from the United States Securities and Exchange Commission (the "SEC"), PFI and the Advisor may, subject to certain conditions including approval by the PFI Board of Directors (the "Board"), enter into and materially amend agreements with certain sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors, change sub-advisors, and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.
PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a series of PFI.
PFI's sponsor is Principal Life Insurance Company, an insurance company organized in 1879 under the laws of the State of Iowa ("Principal Life"), and the Advisor is the investment advisor to all series of PFI. Principal Funds Distributor, Inc. ("PFD") is the principal underwriter and distributor for all share classes of all series of PFI. Principal Shareholder Services, Inc. ("PSS") is the transfer agent for all series of PFI. Principal Life, the Advisor, PFD, and PSS are indirect, wholly owned subsidiaries of Principal Financial Group, Inc. The address of Principal Life and the Advisor is in care of the Principal Financial Group, 711 High Street, Des Moines, IA 50392. The address of PFD and PSS is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
PFI will furnish, without charge, copies of its most recent annual shareholder report and most recent semi‑annual shareholder report succeeding the annual report, if any, to any shareholder upon request. To request a report, call 1 (800) 222-5852 or write Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971. Copies of the most recent annual and semi-annual shareholder reports can also be obtained at www.principalfunds.com/prospectuses.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND
At its meeting on March 14-15, 2022, the PFI Board, including all the directors who are not "interested persons" (as defined in the 1940 Act) of PFI (the "Independent Directors"), approved the addition of PineBridge as a sub-advisor to the Fund to manage a portion of the Fund's assets related to a new U.S. investment grade corporate bond investment sleeve of the Fund. The new sub-advisory agreement between the Advisor and PineBridge related to PineBridge's appointment as sub-advisor to the Fund was effective April 7, 2022.
In addition to PineBridge, the Fund is also sub-advised by MetLife Investment Management, LLC ("MIM"), Nuveen Asset Management LLC ("Nuveen"), Polen Capital Credit, LLC ("Polen Credit"), Post Advisory Group, LLC ("Post"), Principal Real Estate Investors, LLC ("Principal-REI"), and Spectrum Asset Management, Inc. ("Spectrum"). The sub-advisory agreements with MIM (dated July 1, 2020), Post (dated July 1, 2019), Principal-REI (dated January 1, 2022), and Spectrum (dated January 1, 2019) were most recently approved for renewal by the Board (including a majority of the Independent Directors) on September 14, 2021, in connection with the Board's annual review and continuance of such agreements. The sub-advisory agreements with Nuveen (dated January 13, 2022) and Polen Credit (dated January 31, 2022) were most recently approved by the Board (including a majority of the Independent Directors) on December 13-14, 2021 and January 27, 2022, respectively. The Advisor also manages a portion of the Fund's assets pursuant to a management agreement, dated January 1, 2022, which was most recently approved for renewal by the Board (including a majority of the Independent Directors) on September 14, 2021. Post, Principal-REI, and Spectrum are affiliates of the Advisor. Post's sub-advisory agreement was most recently approved by the Fund's shareholders on December 11, 2012, and the sub-advisory agreements with Principal-REI and Spectrum were most recently approved by the Fund's shareholders on December 15, 2008.
NEW SUB-ADVISORY AGREEMENT
The terms of the new sub-advisory agreement with PineBridge are the same in all material respects as the terms of the current sub-advisory agreements with the other current sub-advisors for the Fund (except, for the avoidance of doubt, for the effective date and fee schedule). The following is a brief summary of the material terms of the new sub-advisory agreement. This summary is qualified in its entirety by reference to the text of the new sub-advisory agreement attached to this Information Statement.
Under the new sub-advisory agreement with PineBridge, as with the current sub-advisory agreements with the other current sub-advisors, PineBridge will, among other things:
(1)provide investment advisory services to the Fund, including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objective, investment policies, and restrictions;
(2)place orders for the purchase and sale of the Fund’s portfolio securities;
(3)furnish, at its expense, all necessary investment and management facilities, including expenses for clerical personnel, and all administrative facilities, including bookkeeping;
(4)advise and assist PFI's officers in taking such steps as are necessary or appropriate to carry out the decisions of the Board regarding the general conduct of the investment business of the Fund; and
(5)provide periodic and special reports regarding the investment service provided to the Fund.
Compensation. Sub-advisory fees are paid by the Advisor out of the management fee the Fund pays to the Advisor and are not an additional charge to the Fund. Under the new sub-advisory agreement with PineBridge, and the current sub-advisory agreements with the other current sub-advisors, the Advisor pays each sub-advisor a fee.

NEW SUB-ADVISOR
PineBridge Investments LLC
PineBridge Investments LLC ("PineBridge"). PineBridge was founded in 2010 and is an investment advisor registered with the SEC that focuses on active, high conviction investing with its principal place of business at Park Avenue Tower, 65 East 55th Street, New York, NY 10022.
PineBridge Ownership. PineBridge Investments, L.P. is the sole member of PineBridge Investments Holdings US LLC, and PineBridge Investments Holdings US LLC is the sole member of PineBridge Investments LLC. PineBridge Investments LLC is a private firm that is majority-owned by a subsidiary of Pacific Century Group, an Asia-based private investment group. The remaining interest in PineBridge is owned by its employees.
PineBridge Management. Set forth below are the names, addresses, and principal occupations of the current PineBridge principal executive officer and directors.

Name	Address	Principal Occupation
Greg Ehret	Park Avenue Tower, 65 East 55th Street	Director and Chief Executive Officer
New York, NY 10022
Michael Karpik	Park Avenue Tower, 65 East 55th Street	Director and Chief Operating Officer
New York, NY 10022
Tracie Ahern	Park Avenue Tower, 65 East 55th Street	Director and Chief Financial Officer
New York, NY 10022
Similar Investment Companies Advised by PineBridge. PineBridge has advised that it does not currently act as an investment advisor to any registered investment company with an investment objective similar to that of the Fund.
Payments to Affiliates. For the fiscal year ended October 31, 2021, the Fund paid the Advisor management fees (before any waivers/reimbursements from the Advisor) of approximately $34,945,0001, and PFD Rule 12b-1 distribution fees of approximately $10,026,000. For the fiscal year ended October 31, 2021, the Fund paid $13,294 in brokerage commissions to brokers affiliated with the Advisor or the Fund’s sub-advisors.
1For the fiscal year ended October 31, 2021, the Advisor waived approximately $3,794,000 of the Fund's management fees, and reimbursed approximately $2,042,000 of certain expenses of the Fund.

BOARD EVALUATION OF NEW SUB-ADVISORY AGREEMENT
At its March 14-15, 2022 meeting, the Board considered the approval of a new sub-advisory agreement (the "Sub-Advisory Agreement") between the Advisor and PineBridge with respect to a new U.S. investment grade corporate bond investment sleeve of the Fund.
As part of its review process, the Board reviewed materials received from the Advisor regarding PineBridge. Prior to approval, the Independent Directors met independently of management and of the interested directors to consider the Sub-Advisory Agreement. Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the Sub-Advisory Agreement and, accordingly, approved the Sub-Advisory Agreement. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.
In approving the Sub-Advisory Agreement, the Board considered various factors, including the following, and made certain findings and conclusions with regard thereto.
Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of the services expected to be provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of PineBridge, the investment approach of PineBridge, the experience and skills of PineBridge's investment personnel who would be responsible for the day-to-day management of the Fund and the resources made available to such personnel. The Board considered the Advisor’s program for recommending, monitoring and replacing sub-advisors and that the Advisor recommended PineBridge based upon that program.
Investment Performance. The Board reviewed the historical one‑year, three-year and five-year performance returns, gross and net of proposed fees, as of December 31, 2021 of PineBridge in a composite managed in the proposed investment strategy for the U.S. investment grade corporate bond investment sleeve of the Fund that PineBridge was proposed to manage, as compared to the historical performance returns, gross of fees, of the Advisor's systematic global investment grade credit sleeve for the Fund, two relevant benchmark indices and a relevant Morningstar category. The Board concluded, based upon the information provided, that PineBridge is qualified.
Fees, Economies of Scale and Profitability. The Board considered the proposed sub-advisory fee, noting that the Advisor compensates sub-advisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-Advisory Agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints. The Board noted PineBridge's representation that it has one legacy advisory client with a lower fee for the specific mandate that it will manage for the Fund and PineBridge's explanation of that arrangement and considered the Advisor’s statement that it found the proposed sub-advisory fee schedule under the Sub-Advisory Agreement to be competitive. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee schedule was reasonable.
Other Benefits. The Board also considered the character and amount of other fall-out benefits to be received by PineBridge. The Board noted PineBridge's statement that it does not intend to use soft dollars in the strategy. The Board further noted the Advisor’s statement that there would be no known fall-out benefits to PineBridge to result from its relationship to the Fund.
Overall Conclusions. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement were fair and reasonable and that approval of the Sub-Advisory Agreement was in the best interests of the Fund. Accordingly, the Board approved the Sub-Advisory Agreement.

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows, as of the close of business on May 5, 2022, the number of shares outstanding for each share class of the Fund:

Share Class	Shares Outstanding
A	102,336,826
C	28,757,161
Institutional	171,886,271
R-6	3,616,983
As of the close of business on May 5, 2022, the PFI officers and directors together owned beneficially less than one percent of the outstanding shares of the Fund and less than one percent of the outstanding shares of any class of shares of the Fund.
The following table sets forth information regarding the beneficial ownership of shares of the Fund as of May 5, 2022, by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares of any class of shares of the Fund.

Name and Address	Share Class	Number of Shares	Percentage of Ownership
WELLS FARGO CLEARING SERVICES LLC	A	15,663,786	15.30%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MLPF&S FOR THE SOLE	A	12,310,327	12.02%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SERVICES LLC	A	11,525,999	11.26%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

MORGAN STANLEY SMITH BARNEY LLC	A	11,303,381	11.04%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

UBS WM USA	A	6,516,799	6.36%
0O0 11011 6100
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

RAYMOND JAMES	A	5,245,114	5.12%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

Name and Address	Share Class	Number of Shares	Percentage of Ownership
CHARLES SCHWAB & CO INC	A	5,196,476	5.07%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901

WELLS FARGO CLEARING SERVICES LLC	C	8,778,949	30.52%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

RAYMOND JAMES	C	3,294,902	11.45%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

NATIONAL FINANCIAL SERVICES LLC	C	2,272,608	7.90%
FOR THE EXCL BENE OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

MORGAN STANLEY SMITH BARNEY LLC	C	2,268,805	7.88%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

PERSHING LLC	C	1,684,189	5.85%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001

UBS WM USA	C	1,668,495	5.80%
0O0 11011 6100
OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

CHARLES SCHWAB & CO INC	C	1,622,500	5.64%
FBO SPECIAL CUSTODY ACCOUNTS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1901

MLPF&S FOR THE SOLE	Institutional	25,469,469	14.81%
BENEFIT OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

WELLS FARGO CLEARING SERVICES LLC	Institutional	23,531,223	13.68%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

Name and Address	Share Class	Number of Shares	Percentage of Ownership
MORGAN STANLEY SMITH BARNEY LLC	Institutional	22,148,647	12.88%
FOR THE EXCLUSIVE BENE OF ITS CUST
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1932

UBS WM USA	Institutional	16,648,167	9.68%
0O0 11011 6100
OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761

CHARLES SCHWAB & CO INC	Institutional	13,145,634	7.64%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1901

RAYMOND JAMES	Institutional	12,563,546	7.30%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM 92500015
ATTN: COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1102

NATIONAL FINANCIAL SERVICES LLC	Institutional	12,414,315	7.22%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
499 WASHINGTON BLVD
ATTN MUTUAL FUNDS DEPT 4TH FL
JERSEY CITY NJ 07310-1995

LPL FINANCIAL	Institutional	11,974,884	6.96%
OMNIBUS CUSTOMER ACCOUNT
ATTN MUTUAL FUND TRADING
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091

ATTN MUTUAL FUNDS OPERATIONS	R6	1,308,324	36.17%
MAC & CO A/C 798018
500 GRANT STREET ROOM 151-1010
PITTSBURGH PA 15219-2502

PRINCIPAL LIFE INS COMPANY CUST	R6	545,865	15.09%
FBO PFG OMNIBUS WRAPPED AND CUSTOM
ATTN PLIC PROXY COORDINATOR FUNDS
711 HIGH STREET
DES MOINES IA 50392-0001

ATTN MUTUAL FUND OPERATIONS	R6	412,158	11.39%
MAC & CO A/C 798045
500 GRANT STREET ROOM 151-1010
PITTSBURGH PA 15219-2502

Name and Address	Share Class	Number of Shares	Percentage of Ownership
DCGT AS TTEE AND/OR CUST	R6	219,124	6.05%
FBO PLIC VARIOUS RETIREMENT PLANS
ATTN NPIO TRADE DESK
OMNIBUS
711 HIGH STREET
DES MOINES IA 50392-0001

ATTN MUTUAL FUND OPERATIONS	R6	205,432	5.67%
MAC & CO A/C 798041
500 GRANT STREET ROOM 151-1010
PITTSBURGH PA 15219-2502
OTHER MATTERS
PFI is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PFI or any series of PFI must be received by PFI a reasonable time before PFI commences soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. PFI has adopted procedures by which shareholders may recommend nominees to the PFI Board. A copy of the procedures can be found in the Nominating and Governance Committee Charter at https://www.principalglobal.com/documentdownload/160950.

PRINCIPAL FUNDS, INC.
SUB-ADVISORY AGREEMENT
PINEBRIDGE INVESTMENTS LLC SUB-ADVISED FUND
SUB-ADVISORY AGREEMENT (the “Agreement”) to be effective as of April 7, 2022 by and between PRINCIPAL GLOBAL INVESTORS, LLC, a Delaware limited liability company (the “Manager”), and PINEBRIDGE INVESTMENTS LLC, a Delaware limited liability company (the “Sub-Advisor”).
W I T N E S S E T H:
WHEREAS, the Manager is the manager and investment advisor to each series of Principal Funds, Inc. (the “Fund”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Manager desires to retain the Sub-Advisor to render discretionary investment advisory services for all or a portion of the assets of each series of the Fund identified in Appendix A hereto, as may be amended from time to time (the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and
WHEREAS, the Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:
(a)    The Management Agreement (the “Management Agreement”) between the Manager and the Fund;
(b)    The Fund’s registration statement, relevant Series summary prospectus(es), and financial statements as filed with the Securities and Exchange Commission (the “SEC”);
(c)    The Fund’s Articles of Incorporation and By-laws;
(d)    Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.
NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:
1.Appointment of Sub-Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of such portion of the assets of each Series as may be allocated to the Sub-Advisor by the Manager, from time to time (the “Allocated Assets”), subject to the control and direction of the Manager and the Fund’s Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

2.Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:
(a)    Provide investment advisory services, including but not limited to research, advice and supervision for the Allocated Assets of each Series.
(b)    Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series’ respective investment objective(s) and policies and any specific criteria applicable to the Allocated Assets.
(c)    Implement the approved investment program for the Allocated Assets by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund’s registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.
(d)    Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.
(e)    Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the Allocated Assets, compliance with the 1940 Act and the regulations adopted by the SEC thereunder and the Series’ investment strategies and restrictions as stated in the Fund’s prospectus and statement of additional information and any specific criteria applicable to the Allocated Assets.
(f)    Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series (and any specific criteria applicable to the Allocated Assets) are being observed.
(g)    Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of Directors.
(h)    Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.

(i)    Open accounts with Foreign Account Tax Compliance Act compliant broker-dealers, financial counterparties including swap counterparties and futures commission merchants (“broker-dealers”); select broker-dealers to effect all transactions for each Series; place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers); and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Allocated Assets. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.
(j)    Section 871(m) Transactions: Sub-Advisor shall not on behalf of the Fund enter into certain U.S. dividend equivalent payment transactions described in Section 871(m) of the U.S. Internal Revenue Code and the regulations thereunder (“871(m) Transaction”) with a foreign counterparty unless: (i) Sub-Advisor adheres to the ISDA 2015 Section 871(m) Protocol on behalf of the Fund, and (ii) the foreign counterparty to the 871(m) Transaction provides Sub-Advisor with a properly completed Form W-8IMY certifying to its status as a qualified derivatives dealer (“QDD”).
(k)     Maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or the Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

(l)    Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of the Sub-Advisor’s current Code of Ethics. The Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor’s Code of Ethics.
(m)    From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due, reasonable notice to review the investments of a Series.
(n)    Provide such information as is customarily provided by a sub-advisor, or as may be required or reasonably requested by the Manager, for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”), and any state securities laws, and any rule or regulation thereunder. Such information includes, but is not limited to: the Sub-Advisor’s compliance manual and policies and procedures adopted to comply with Rule 206(4)-7 of the Advisers Act; the Sub-Advisor’s most recent annual compliance report or a detailed summary of such report; timely, accurate and complete responses to all 15(c) questionnaires; timely, accurate and complete responses to all Quarterly Compliance Questionnaires (including the identification of any material compliance matters and a copy of any material changes to the Sub-Advisor’s Rule 206(4)-7 compliance policies and procedures, marked to show changes along with a written summary of the purpose of each such change); Annual Proxy Voting Questionnaires; Annual Best Execution and Soft Dollar Questionnaires, and responses to all other requests from the Manager. The Sub-Advisor agrees to make available for the Manager’s review all deficiency letters issued by the SEC together with all responses given by Sub-Advisor to such letters. The Sub-Advisor will advise the Manager of any material changes in the Sub-Advisor’s ownership within a reasonable time after any such change.
(o)    Vote proxies received on behalf of each Series (with respect to the portion thereof allocated to the Sub-Advisor) in a manner consistent with the Sub-Advisor’s proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.
(p)    Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by each Series (with respect to the portion thereof allocated to the Sub-Advisor).
(q)    Cooperate with the Manager in its performance of quarterly and annual tax compliance tests to monitor the Series’ compliance with Subchapter M of the Code. If it is determined by the Manager or its tax advisors that the Series is not in compliance with the requirements imposed by the Code, the Sub-Advisor, in consultation with the Manager and its tax advisors, will take prompt action to bring the Series back into compliance within the time permitted under the Code.
3.Prohibited Conduct
In providing the services described in this Agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Financial Group, Inc. regarding transactions for the Fund in securities or other assets.
4.Compensation
As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Allocated Assets, the Manager shall pay the compensation specified in Appendix A to this Agreement.

5.Liability of Sub-Advisor
Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor’s investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.
6.Trade Errors
The Sub-Advisor will notify the Manager of any Trade Error(s), regardless of materiality, promptly upon the discovery of such Trade Error(s) by the Sub-Advisor. Notwithstanding Section 5, the Sub-Advisor shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from Trade Errors due to negligence, misfeasance, or disregard of duties of the Sub Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-Advisor), or affiliates. For purposes under this Section 6, a "Trade Error" occurs when a transaction results in an unintended, including an impermissible, result. Examples include, but are not limited to, the following:
•orders by the Sub-Advisor that result in the purchase or sale of securities or other assets that were not intended to be purchased or sold;
•orders by the Sub-Advisor that result in the purchase or sale of securities or other assets in an unintended amount, which includes price or commission rate; or
•purchases or sales of securities or other assets that violate, at the time of the purchase or sale, the investment limitations or restrictions disclosed in the Fund's registration statement and/or imposed by applicable law, regulation, contract or understanding (calculated at the Sub-Advisor's portfolio level), unless otherwise agreed to in writing.
7.Supplemental Arrangements
The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund; provided, however, that entry into any such arrangements shall not relieve the Sub-Advisor of any of its obligations under this Agreement.
8.Regulation
The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.
9.Duration and Termination of This Agreement
This Agreement shall become effective with respect to a Series as of the corresponding date set forth on Appendix B to this Agreement, as may be amended from time to time, and, unless otherwise terminated with respect to such Series, shall continue in effect thereafter for the initial term set forth on Appendix B to this Agreement, and thereafter from year to year, provided that in each case the continuance is specifically approved within the period required by the 1940 Act either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.

If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Allocated Assets of such Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Allocated Assets of such Series during such period is in compliance with Rule 15a-4 under the 1940 Act.
This Agreement may be terminated with respect to a Series at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days’ written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment,” “voting security” and “majority of the outstanding voting securities”) shall be applied.
10.Amendment of this Agreement
No amendment of this Agreement shall be effective unless in writing and signed by both parties. No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) and by vote of a majority of the Board of Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in accordance with the requirements of the 1940 Act after taking into effect any exemptive order, no-action assurances or other relief, rule or regulation upon which the Fund may rely.
11.Additional Series
In the event the Manager wishes to appoint the Sub-Advisor to perform the services described in this Agreement with respect to one or more additional Series of the Fund after the effective date of this Agreement, such Series will become a Series under this Agreement upon approval of this Agreement in the manner required by the 1940 Act and the amendment of Appendices A and B hereto.
12.General Provisions
(a)    Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
(b)    Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200. The address of the Sub-Advisor for this purpose shall be PineBridge Investments, Attn: Legal Department, Park Avenue Tower, 65 East 55th Street, 6th Floor, New York, NY 10022.
(c)    The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:
1.    the Sub-Advisor fails to be registered as an investment advisor under the Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.
2.    the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

3.    the Sub-Advisor becomes aware of any pending or threatened action, suit, proceeding, inquiry or investigation that is reasonably likely to result in a conviction, order, judgment or decree issued with respect to it or any affiliate that could reasonably be expected to result in the Sub-Advisor becoming ineligible to serve as an investment advisor of a registered investment company under the 1940 Act.
4.    the Sub-Advisor becomes aware of a transaction or series of transactions that is reasonably likely to result in a change in the management or control of the Sub-Advisor or a controlling person thereof or otherwise in the assignment (as defined in the 1940 Act) of this Agreement by the Sub-Advisor.
(d)    The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.
(e)    The Sub-Advisor represents that it will not enter into any agreement, oral or written, or other understanding under which the Fund directs or is expected to direct portfolio securities transactions, or any remuneration, to a broker or dealer in consideration for the promotion or sale of Fund shares or shares issued by any other registered investment company. The Sub-Advisor further represents that it is contrary to the Sub-Advisor’s policies to permit those who select brokers or dealers for execution of Fund portfolio securities transactions to take into account the broker’s or dealer’s promotion or sale of Fund shares or shares issued by any other registered investment company.
(f) The Manager represents, and the Sub-Advisor acknowledges, that with respect to the Series, the Manager is relying on the exclusion from the definition of “commodity pool operator” under Section 4.5 of the General Regulations under the CEA (“Rule 4.5”). The Sub-Advisor will not exceed the de minimis trading limits set forth in Rule 4.5(c)(2)(iii)(B) with respect to the Series unless otherwise agreed to in writing.
(g)    The Sub-Advisor agrees that neither it nor any of its affiliates will in any way refer to its relationship with the Fund, the Series, or the Manager or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Manager.
(h)    This Agreement contains the entire understanding and agreement of the parties.
(i)     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that electronic signatures of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures. Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

PRINCIPAL GLOBAL INVESTORS, LLC

By	/s/ Clint Woods
	Name:	Clint L. Woods
	Title:	Vice President, Associate General Counsel, and Secretary

By	/s/ Adam Shaikh
	Name:	Adam U. Shaikh
	Title:	Assistant General Counsel

PINEBRIDGE INVESTMENTS LLC

By	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director, Global Head of
Credit and Fixed Income

APPENDIX A
INTENTIONALLY OMITTED

APPENDIX B

Effective Date and Initial Term of Sub-Advisory Agreement for each Series
Series	Effective Date	Initial Term
Diversified Income	April 7, 2022	2 Years